UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): October 21, 2004

COACH INDUSTRIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-19471	91-1942841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12555 Orange Drive, Suite 261, Davie, Florida	33330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 862-1425

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 – ACQUISITION OR DISPOSITION OF ASSETS.

On October 21, 2004, we completed our acquisition of Corporate Development Services, Inc., a New York corporation (“CDS”), pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, Corporate Development Services, Inc. will be merged with and into our wholly owned subsidiary, CDS Merger Sub, Inc., a New York corporation, with CDS Merger Sub, Inc., being the surviving entity in the merger. CDS, founded in 2001, based in New York, provides contract labor, insurance products and management services for Commercial Fleet Operators throughout the United States.

The aggregate consideration to be paid to the holders of CDS Common Stock in connection with the Merger (the “Merger Consideration”) in exchange for all of the issued and outstanding shares of CDS Common Stock shall be equal to $4,800,000 (the “Merger Consideration”), payable as follows: (i) $500,000 in cash (the “Cash Consideration”); (ii) promissory notes in an aggregate principal amount of $460,000, maturing January 15, 2005; and (iii) shares of our common stock, par value $0.001 per share (the “CIGI Common Stock”), having an aggregate value based upon agreed criteria of $3,840,000. The Merger Consideration may be decreased based on criteria disclosed in the Agreement and Plan of Merger. The parties have agreed that the Closing shall be deemed for financial reporting purposes to be effective as of September 1, 2004. The effective date of the transaction shall be contingent upon certain factors including, but not limited to, the filing in accordance with all applicable regulations of a Certificate of Merger with respect to the Merger (the “Certificate of Merger”) with the Secretary of State of the State of New York.

The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(c) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9.01(c) of Form 8-K.

(c) Exhibits

Exhibits	Description
2.1	Agreement and Plan of Merger by and between Coach Industries, Inc., CDS Merger Sub, Inc. and Corporate Development Services, Inc. and Certain Shareholders thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2004	Coach Industries Group, Inc.
(Registrant)
/s/ Francis O’Donnell
Francis O’Donnell, Director

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and between Coach Industries, Inc., CDS Merger Sub, Inc and Corporate Development Services, Inc. and Certain Shareholders thereof.